Provisions	6 Months Ended
Jun. 30, 2023
Text block [abstract]
Provisions
10. Provisions

	June 30, 2023 £’000	December 31, 2022 £’000

Social security contribution on vested share options	56	9
Provisions for deferred contingent cash consideration	5,056	4,634
Restructuring	—	179

Total	5,112	4,822

Current	4,701	4,822
Non-Current	411	—
Provisions for deferred contingent cash consideration is the estimate of the quantifiable but not certain future cash payment obligations due to AstraZeneca for the acquisition of certain intangible assets and to UCB/Amgen for the UCB/Amgen License.
The provision for amounts payable to AstraZeneca is calculated as the risk adjusted net present value of future cash payments to be made by the Company. The payments are dependent on reaching certain milestones based on the commencement and outcome of clinical trials. The likelihood of achieving such milestones is reviewed at the balance sheet date and increased or decreased as appropriate (see Note 13).
The provision for deferred contingent cash consideration under the UCB/Amgen License is calculated as the present value of fees expected to be paid under the license which are dependent on the expected expiry date of certain intellectual property owned by UCB/Amgen and the outcome of clinical trials and regulatory consideration.